PROXY	VAN KAMPEN FUNDS NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2010	PROXY
The undersigned holder of VAN KAMPEN FUNDS hereby appoints                      and                     , and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders to be held at                     , on                     , 2010, at       a.m./p.m., Eastern Time and at any and all adjournments thereof. This proxy is solicited on behalf of the Board of Trustees of VAN KAMPEN FUNDS.
If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” the proposal listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.
Please vote, date and sign on reverse side and return promptly in enclosed envelope.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	VKF_XXXXX_122209

VAN KAMPEN FUNDS	VAN KAMPEN FUNDS
American Franchise	American Value
Asset Allocation Conservative	Asset Allocation Growth
Asset Allocation Moderate	California Insured Tax Free
Capital Growth	Comstock
Core Equity	Core Plus Fixed Income
Corporate Bond	Emerging Markets
Enterprise	Equity and Income
Equity Premium Income	Global Bond
Global Equity Allocation	Global Franchise
Global Tactical Asset Allocation	Government Securities
Growth and Income	Harbor
High Yield	High Yield Municipal
Insured Tax Free Income	Intermediate Term Municipal Income
International Advantage	International Growth
Leaders	Limited Duration
Mid Cap Growth	Municipal Income
New York Tax Free Income	Pennsylvania Tax Free Income
Real Estate Securities	Small Cap Growth
Small Cap Value	Technology
U.S. Mortgage	Utility
Value Opportunities
Important Notice Regarding the Availability of Proxy Materials for the Van Kampen Funds
Shareholder Meeting to Be Held on                     , 2010.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/vanXXXXX
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: ■
1.	To approve an Agreement and Plan of Reorganization under which the assets and liabilities of each VK Fund identified below will be transferred to a corresponding Invesco Fund that has the same name as the VK Fund (the “Reorganization”).

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
American Franchise	☐	☐	☐	American Value	☐	☐	☐
Asset Allocation Conservative	☐	☐	☐	Asset Allocation Growth	☐	☐	☐
Asset Allocation Moderate	☐	☐	☐	California Insured Tax Free	☐	☐	☐
Capital Growth	☐	☐	☐	Comstock	☐	☐	☐
Core Equity	☐	☐	☐	Core Plus Fixed Income	☐	☐	☐
Corporate Bond	☐	☐	☐	Emerging Markets	☐	☐	☐
Enterprise	☐	☐	☐	Equity and Income	☐	☐	☐
Equity Premium Income	☐	☐	☐	Global Bond	☐	☐	☐
Global Equity Allocation	☐	☐	☐	Global Franchise	☐	☐	☐
Global Tactical Asset Allocation	☐	☐	☐	Government Securities	☐	☐	☐
Growth and Income	☐	☐	☐	Harbor	☐	☐	☐
High Yield	☐	☐	☐	High Yield Municipal	☐	☐	☐
Insured Tax Free Income	☐	☐	☐	Intermediate Term Municipal Income	☐	☐	☐
International Advantage	☐	☐	☐	International Growth	☐	☐	☐
Leaders	☐	☐	☐	Limited Duration	☐	☐	☐
Mid Cap Growth	☐	☐	☐	Municipal Income	☐	☐	☐
New York Tax Free Income	☐	☐	☐	Pennsylvania Tax Free Income	☐	☐	☐
Real Estate Securities	☐	☐	☐	Small Cap Growth	☐	☐	☐
Small Cap Value	☐	☐	☐	Technology	☐	☐	☐
U.S. Mortgage	☐	☐	☐	Utility	☐	☐	☐
Value Opportunities	☐	☐	☐		☐	☐	☐
VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE
VKF_XXXXX_122209

PROXY	MORGAN STANLEY FUNDS	PROXY
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON , 2010
This proxy is solicited on behalf of the Board of Directors.
The undersigned hereby constitutes and appoints                      and                     , and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of MORGAN STANLEY FUNDS held of record by the undersigned on                     , 2010 at the Special Meeting of Shareholders to be held at                     , on                     , 2010 at       a.m., Eastern Time, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.
This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment or postponement thereof. If no direction is made, this Proxy Card will be voted “FOR” Proposal 1.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	MFS_XXXXX_122209

MORGAN STANLEY FUNDS	ACQUIRING INVESCO FUNDS
Alternative Opportunities	Alternative Opportunities
Balanced	Balanced
California Tax-Free Income	California Tax-Free Income
Commodities Alpha	Commodities Alpha
Convertible Securities Trust	Convertible Securities
Dividend Growth Securities Inc.	Dividend Growth Securities
Equally- Weighted S&P 500	Equally-Weighted S&P 500
Fundamental Value	Fundamental Value
FX Alpha Plus Strategy Portfolio	FX Alpha Plus Strategy
FX Alpha Strategy Portfolio	FX Alpha Strategy
Global Advantage	Global Advantage
Global Dividend Growth Securities	Global Dividend Growth Securities
Health Sciences Trust	Health Sciences
High Yield Securities Inc.	High Yield Securities
International Growth Equity Portfolio	International Growth Equity
Large Cap Relative Value Portfolio	Large Cap Relative Value
Mid-Cap Value	Mid-Cap Value
Municipal Portfolio	Municipal
New York Tax-Free Income	New York Tax-Free Income
Pacific Growth Fund Inc.	Pacific Growth
S&P 500 Index	S&P 500 Index
Small-Mid Special Value	Small-Mid Special Value
Special Value	Special Value
Tax-Exempt Securities Trust	Tax-Exempt Securities
Technology	Technology
U.S. Mid Cap Value Portfolio	U.S. Mid Cap Value
U.S. Small Cap Value Portfolio	U.S. Small Cap Value
U.S. Small/Mid Cap Value Portfolio	U.S. Small/Mid Cap Value
Value Fund	Value Fund
Value Portfolio	Value Portfolio
Important Notice Regarding the Availability of Proxy Materials for the Morgan Stanley Funds
Shareholder Meeting to Be Held on                     , 2010.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/morXXXXX
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: ■
1.	To approve an Agreement and Plan of Reorganization under which the assets and liabilities of each MS Fund identified below will be transferred to a corresponding Invesco Fund (each, an “Acquiring Fund”).

MORGAN STANLEY FUNDS	ACQUIRING INVESCO FUNDS
		FOR	AGAINST	ABSTAIN
Alternative Opportunities	Alternative Opportunities	☐	☐	☐
Balanced	Balanced	☐	☐	☐
California Tax-Free Income	California Tax-Free Income	☐	☐	☐
Commodities Alpha	Commodities Alpha	☐	☐	☐
Convertible Securities Trust	Convertible Securities	☐	☐	☐
Dividend Growth Securities Inc.	Dividend Growth Securities	☐	☐	☐
Equally- Weighted S&P 500	Equally-Weighted S&P 500	☐	☐	☐
Fundamental Value	Fundamental Value	☐	☐	☐
FX Alpha Plus Strategy Portfolio	FX Alpha Plus Strategy	☐	☐	☐
FX Alpha Strategy Portfolio	FX Alpha Strategy	☐	☐	☐
Global Advantage	Global Advantage	☐	☐	☐
Global Dividend Growth Securities	Global Dividend Growth Securities	☐	☐	☐
Health Sciences Trust	Health Sciences	☐	☐	☐
High Yield Securities Inc.	High Yield Securities	☐	☐	☐
International Growth Equity Portfolio	International Growth Equity	☐	☐	☐
Large Cap Relative Value Portfolio	Large Cap Relative Value	☐	☐	☐
Mid-Cap Value	Mid-Cap Value	☐	☐	☐
Municipal Portfolio	Municipal	☐	☐	☐
New York Tax-Free Income	New York Tax-Free Income	☐	☐	☐
Pacific Growth Fund Inc.	Pacific Growth	☐	☐	☐
S&P 500 Index	S&P 500 Index	☐	☐	☐
Small-Mid Special Value	Small-Mid Special Value	☐	☐	☐
Special Value	Special Value	☐	☐	☐
Tax-Exempt Securities Trust	Tax-Exempt Securities	☐	☐	☐
Technology	Technology	☐	☐	☐
U.S. Mid Cap Value Portfolio	U.S. Mid Cap Value	☐	☐	☐
U.S. Small Cap Value Portfolio	U.S. Small Cap Value	☐	☐	☐
U.S. Small/Mid Cap Value Portfolio	U.S. Small/Mid Cap Value	☐	☐	☐
Value Fund	Value Fund	☐	☐	☐
Value Portfolio	Value Portfolio	☐	☐	☐
VOTING OPTIONS
Read your proxy statement and have it at hand when voting.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE
MFS_XXXXX_122209